UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): October 20, 2020 (October 16, 2020)

Calyxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Mount Ridge Road

Roseville, MN 55113-1127

(Address and zip code of principal executive offices)

(651) 683-2807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CLXT	The NASDAQ Global Market

Item 1.01	Entry into a Material Definitive Agreement.

On October 16, 2020, Calyxt, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with institutional investors party thereto (collectively, the “Purchasers”). Pursuant to the terms of the Purchase Agreement, the Company agreed to sell to the Purchasers an aggregate of 3,750,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share, in a registered direct offering at an offering price of $4.00 per share (the “Offering”) for aggregate gross proceeds of $15.0 million, before deducting fees payable to the placement agent and other offering expenses payable by the Company. The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-233231)(the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on September 27, 2019, as supplemented by a prospectus supplement. The Offering is expected to close on October 20, 2020, subject to the satisfaction of customary closing conditions.

Cellectis S.A. (“Cellectis”), the Company’s majority shareholder, subscribed to purchase 1,250,000 shares in the Offering, and following the Offering, Cellectis will own approximately 64.7% of the Company’s outstanding shares of common stock.

The Purchase Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, and termination and other customary provisions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the Offering, the Company is filing a legal opinion and consent as Exhibit No. 5.1 and Exhibit No. 23.1, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference in its entirety into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

d. Exhibits

Exhibit Number	Description

5.1	Opinion of Jones Day.

10.1	Form of Securities Purchase Agreement, dated as of October 16, 2020, by and among Calyxt, Inc. and the Purchasers party thereto.

23.1	Consent of Jones Day (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2020

CALYXT, INC.

By:	/s/ James A. Blome
Name:	James A. Blome
Title:	Chief Executive Officer